UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2007

MEDICOR LTD.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-50442	14-1871462
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103
(Address of Principal Executive Offices)

(702) 932-4560
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

          Resignation of Donald K. McGhan

          On January 24, 2007, Mr. Donald K. McGhan resigned as Chairman and a director of MediCor Ltd. (the “Company”).  A copy of the Company’s press release announcing Mr. McGhan’s resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

          (d)          Exhibits.

Exhibit No.	Description

99.1	Copy of press release issued by the Company on January 24, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICOR LTD.

Dated: January 24, 2007
	By:	/s/ Theodore R. Maloney

Theodore R. Maloney
Chief Executive Officer